                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned Director and Officer of OM Group, Inc., a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the purpose of registering 9 1/4% Senior Subordinated Notes due 2011 of OM Group, Inc., hereby constitutes and appoints JAMES M. MATERNA, with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his name, place and stead, as a Director and the Chairman and Chief Executive Officer of OM Group, Inc., said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power of authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2002.



                                                /s/ James P. Mooney
                              -------------------------------------------------
                                               James P. Mooney

                                POWER OF ATTORNEY


         The undersigned Director of OM Group, Inc., a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the purpose of registering 9 1/4% Senior Subordinated Notes due 2011 of OM Group, Inc., hereby constitutes and appoints JAMES M. MATERNA or JAMES P. MOONEY, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in his name, place and stead, as a Director of OM Group, Inc., said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2002.



                                                /s/ John E. Mooney
                              -------------------------------------------------
                                                John E. Mooney

                                POWER OF ATTORNEY


         The undersigned Director of OM Group, Inc., a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the purpose of registering 9 1/4% Senior Subordinated Notes due 2011 of OM Group, Inc., hereby constitutes and appoints JAMES M. MATERNA or JAMES P. MOONEY, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in his name, place and stead, as a Director of OM Group, Inc., said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2002.



                                            /s/ Lee R. Brodeur
                                          --------------------------------------
                                            Lee R. Brodeur

                                POWER OF ATTORNEY


         The undersigned Director of OM Group, Inc., a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the purpose of registering 9 1/4% Senior Subordinated Notes due 2011 of OM Group, Inc., hereby constitutes and appoints JAMES M. MATERNA or JAMES P. MOONEY, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in his name, place and stead, as a Director of OM Group, Inc., said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2002.



                                               /s/ Markku Toivanen
                                      -----------------------------------------
                                               Markku Toivanen

                                POWER OF ATTORNEY


         The undersigned Director of OM Group, Inc., a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the purpose of registering 9 1/4% Senior Subordinated Notes due 2011 of OM Group, Inc., hereby constitutes and appoints JAMES M. MATERNA or JAMES P. MOONEY, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in his name, place and stead, as a Director of OM Group, Inc., said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2002.



                                               /s/ Thomas R. Miklich
                                        --------------------------------------
                                               Thomas R. Miklich

                                POWER OF ATTORNEY


         The undersigned Director of OM Group, Inc., a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the purpose of registering 9 1/4% Senior Subordinated Notes due 2011 of OM Group, Inc., hereby constitutes and appoints JAMES M. MATERNA or JAMES P. MOONEY, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in his name, place and stead, as a Director of OM Group, Inc., said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2002.



                                             /s/ Frank E. Butler
                                    -------------------------------------------
                                             Frank E. Butler

                                POWER OF ATTORNEY


         The undersigned Director and Officer of OM Group, Inc., a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the purpose of registering 9 1/4% Senior Subordinated Notes due 2011 of OM Group, Inc., hereby constitutes and appoints JAMES M. MATERNA or JAMES P. MOONEY, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in his name, place and stead, as a Director and the President and Chief Operating Officer of OM Group, Inc., said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2002.



                                             /s/ Edward W. Kissel
                                    -------------------------------------------
                                             Edward W. Kissel

                                POWER OF ATTORNEY


         The undersigned Director of OM Group, Inc., a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the purpose of registering 9 1/4% Senior Subordinated Notes due 2011 of OM Group, Inc., hereby constitutes and appoints JAMES M. MATERNA or JAMES P. MOONEY, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in her name, place and stead, as a Director of OM Group, Inc., said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2002.



                                           /s/ Katharine L. Plourde
                                  ---------------------------------------------
                                           Katharine L. Plourde